Tax matters	12 Months Ended
Dec. 31, 2021
Major components of tax expense (income) [abstract]
Tax matters	Tax matters
a) Consolidated Tax Group
Pursuant to current legislation, the Consolidated Tax Group includes Banco Santander, S.A. (as the parent) and the Spanish subsidiaries that meet the requirements provided for in Spanish legislation regulating the taxation of the consolidated profits of corporate groups (as the controlled entities).
The other Group companies file income tax return in accordance with the tax regulations applicable to them.
b) Years open for review by the tax authorities
In June and November 2021 acts with agreement, conformity and non-conformity relating to the corporate income tax financial years 2012 to 2015 were formalised. The adjustments signed in conformity and with agreement had not impact on results and, in relation to the concepts signed in disconformity both in this year and in previous years (corporate income tax 2003 to 2011), Banco Santander, S.A., as the Parent of the Consolidated Tax Group, considers, in accordance with the advice of its external lawyers, that the adjustments made should not have a significant impact on the consolidated financial statements, as there are sound arguments as proof in the appeals filed against them pending at the National Appellate Court (tax years 2003 to 2011) and at different administrative instances (tax years 2012-2015). Consequently, no provision has been recorded for this concept. It should also be noted that, in those cases where it has been considered appropriate, the mechanisms available to avoid international double taxation have been used. At the date of approval of these accounts, the Corporate Income Tax and other taxes audit for periods 2017 to 2019 are ongoing, and subsequent years up to and including 2021, are subject to review.

Likewise, relating the Consolidated Tax Group of which Banco Popular Español, S.A.U. was the parent, during 2019, a certificate of disconformity was drawn up for 2017 corporate income tax, with no impact on profit, and the final assessment was appealed. In relation to this Consolidated Tax Group, the years 2016 and 2017 inclusive are subject to review. On 1 January 2018 those entities that were part of the aforementioned Consolidated Tax Group were integrated in the Consolidate Tax Group which parent company is Banco Santander.
The other entities have the corresponding years open for review, pursuant to their respective tax regulations.
Because of the possible different interpretations which can be made of the tax regulations, the outcome of the tax audits of the rest of years subject to review might give rise to contingent tax liabilities which cannot be objectively quantified. However, the Group’s tax advisers consider that it is unlikely that such tax liabilities will materialize, and that in any event the tax charge arising therefrom would not materially affect the Group’s consolidated financial statements.
c) Reconciliation
The reconciliation of the income tax expense calculated at the tax rate applicable in Spain (30%) to the income tax expense recognised and the detail of the effective tax rate are as follows:

EUR million
	2021	2020	2019
Consolidated profit (loss) before tax:
From continuing operations	14,547	(2,076)	12,543
From discontinued operations	—	—	—
	14,547	(2,076)	12,543
Income tax at tax rate applicable in Spain (30%)	4,364	(623)	3,763
By the effect of application of the various tax rates applicable in each country*	210	362	243
Of which:
Brazil	634	560	502
United Kingdom	(158)	(43)	(80)
United States	(179)	(71)	(71)
Chile	(34)	(24)	(35)
Effect of profit or loss of associates and joint ventures	(130)	29	(97)
Effect of reassessment of deferred taxes	9	2,500	(612)
Permanent differences and other **	441	3,364	1,130
Current income tax	4,894	5,632	4,427
Effective tax rate	33.64%	—	35.29%
Of which:
Continuing operations	4,894	5,632	4,427
Discontinued operations (note 37)	—	—	—
Of which:
Current taxes	3,799	4,214	3,962
Deferred taxes	1,095	1,418	465
Income tax (receipts)/payments	4,012	2,946	2,593
*    Calculated by applying the difference between the tax rate applicable in Spain and the tax rate applicable in each jurisdiction to the profit or loss contributed to the Group by the entities which operate in each jurisdiction.
**    In 2020 and 2019 it includes mainly the impairment of goodwill.
d) Tax recognised in equity
In addition to the income tax recognised in the consolidated income statement, the Group recognised the following amounts in consolidated equity in 2021, 2020 and 2019:

EUR million
	2021	2020	2019
Other comprehensive income
Items not reclassified to profit or loss	(510)	(82)	500
Actuarial gains or (-) losses on defined benefit pension plans	(530)	(165)	499
Changes in the fair value of equity instruments measured at fair value through other comprehensive income	(13)	92	(42)
Financial liabilities at fair value with changes in results attributable to changes in credit risk	33	(9)	43
Items that may be reclassified to profit or loss	1,136	208	(832)
Cash flow hedges	278	5	(17)
Changes in the fair value of debt instruments through other comprehensive income	857	195	(811)
Other recognised income and expense of investments in subsidiaries, joint ventures and associates	1	8	(4)
Total	626	126	(332)

e) Deferred taxes
'Tax assets' in the consolidated balance sheets includes debit balances with the Public Treasury relating to deferred tax assets. 'Tax liabilities' includes the liability for the Group’s various deferred tax liabilities.
On 26 June 2013, the Basel III legal framework was included in European law through Directive 2013/36 (CRD IV) and Regulation 575/2013 on prudential requirements for credit institutions and investment firms (CRR), directly applicable in every member State as from 1 January 2014, albeit with a gradual timetable with respect to the application of, and compliance with, various requirements.
This legislation establishes that deferred tax assets, the use of which relies on future profits being obtained, must be deducted from regulatory capital.
In this regard, pursuant to Basel III, in recent years several countries have amended their tax regimes with respect to certain deferred tax assets so that they may continue to be considered regulatory capital since their use does not rely on the future profits of the entities that generate them (referred to hereinafter as 'monetizable tax assets'). Italy had a very similar regime to that described above, which was introduced by Decree-Law no. 225, of 29 December 2010, and amended by Law no. 10, of 26 February 2011. In addition, in 2013 in Brazil, by means of Provisional Measure no. 608, of 28 February 2013, that become Ordinary Law 12838/2013, and, in Spain, through Royal Decree Law 14/2013, of 29 November confirmed by Law 27/2014, of 27 November, tax regimes were established whereby certain deferred tax assets (arising from provisions to allowances for loan losses in Brazil and provisions to allowances for loan losses, provisions to allowances for foreclosed assets and provisions for pension and pre-retirement obligations in Spain) may be converted into tax receivables in specific circumstances. As a result, their use does not rely on the entities obtaining future profits and, accordingly, they are exempt from deduction from regulatory capital.
In 2015 Spain completed its regulations on monetizable tax assets with the introduction of a financial contribution which involves the payment of 1.5% per annum, in order to maintain the right to monetise which applies to the portion of the deferred tax assets that qualify under the legal requirements as monetizable assets generated prior to 2016.
In a similar manner, Italy, by decree of 3 May 2016 has introduced a fee of 1.5% annually to maintain the monetizable of part of the deferred tax assets.
The detail of deferred tax assets, by classification as monetizable or non-monetizable assets, and of deferred tax liabilities at 31 December 2021, 2020 and 2019 is as follows:

EUR million
	2021		2020		2019
	Monetizable*	Other	Monetizable*	Other	Monetizable*	Other
Tax assets	10,473	8,967	10,721	8,525	11,233	11,525
Tax losses and tax credits	—	1,249	—	1,093	—	3,428
Temporary differences	10,473	7,718	10,721	7,432	11,233	8,097
Of which:
Non-deductible provisions	—	2,256	—	2,139	—	2,751
Valuation of financial instruments	—	600	—	483	—	400
Loan losses	6,888	988	7,134	1,007	7,645	1,086
Pensions	3,585	669	3,587	875	3,587	1,009
Valuation of tangible and intangible assets	—	1,509	—	1,373	—	1,317

Tax liabilities	—	6,462	—	5,933	—	6,522
Temporary differences	—	6,462	—	5,933	—	6,522
Of which:
Valuation of financial instruments	—	1,419	—	1,791	—	2,073
Valuation of tangible and intangible assets	—	3,081	—	2,311	—	1,962
Investments in Group companies	—	337	—	440	—	831
*Banco Popular Español, S.A.U. considered that part of its monetizable assets were converted into credit against the Tax Administration in 2017 Income Tax return, as the circumstances of the aforementioned regulations were met at the end of that year (EUR 995 million). The Spanish tax authorities have expressly confirmed the nature of these assets as monetizable, but they consider that conditions for conversion are not met at the end of 2017, without prejudice to the conversion in future years. Likewise, Grupo Santander, due to losses incurred in 2020, converted EUR 642 million of monetizable tax assets into credit against the Tax Administration in its Corporate Income Tax return. This tax return is subject to review by the Tax Authorities.
Grupo Santander only recognises deferred tax assets for temporary differences or tax loss and tax credit carryforwards where it is considered probable that the consolidated entities that generated them will have sufficient future taxable profits against which they can be utilised.
The deferred tax assets and liabilities are reassessed at the reporting date in order to ascertain whether any adjustments need to be made on the basis of the findings of the analyses performed.
These analyses take into consideration all evidence, both positive and negative, of the recoverability of such deferred tax assets, among which we can find, (i) the results generated by the different entities in previous years, (ii) the projections of results of each entity or fiscal group, (iii) the estimation of the reversal of the different temporary differences according to their nature and (iv) the period and limits established under the applicable legislation of each country for the recovery of the different deferred tax assets, thus concluding on the ability of each entity or fiscal group to recover the deferred tax assets registered.
The projections of results used in this analysis are based on the financial budgets approved by both the local directions of the corresponding units and by the Group's administrators. The Group's budget estimation process is common for all units. The Group's management prepares its financial budgets based on the following key assumptions:
a)Microeconomic variables of the entities that make up the fiscal group in each location: the existing balance structure, the mix of products offered and the commercial strategy at each moment defined by local directions are taken into account, based on the competition, regulatory and market environment.
b)Macroeconomic variables: estimated growths are based on the evolution of the economic environment considering the expected evolution in the gross domestic product of each location, and the forecasts of interest rates, inflation and exchange rates fluctuations. These data is provided by the Group’s Studies Service, based on external sources of information.
Additionally, the Group performs retrospective contrasts (backtesting) on the variables projected in the past. The differential behaviour of these variables with respect to the real market data is considered in the projections estimated in each fiscal year. Thus, and in relation to Spain, the deviations identified by the Directors in recent past years are due to non-recurring events outside the operation of the business, such as the impacts due to the first application of new regulations, the costs assumed for the acceleration of the restructuring plans and the changing effect of the current macroeconomic environment.
During 2020, taking into account the uncertainties about the economic impacts derived from the covid-19 health crisis, the Group reassessed the ability to generate future taxable income in relation to the recoverability of deferred tax assets recorded in the main Group companies. Management considered that the recovery period of these assets would not be affected and that it was not necessary to make adjustments to the deferred tax assets recognised in the Group on the basis of the results of the analyses performed, except in Spain, where the changes in the key assumptions on which the projected results of its tax group are based, arising from the impact of covid-19, resulted in the recognition of an impairment of EUR 2,500 million of deferred tax assets under 'Income Tax' in the income statement.
Finally, and given the degree of uncertainty of these assumption on the referred variables, the Group conducts a sensitivity analysis of the most significant assumptions considered in the deferred tax assets’ recoverability analysis, considering any reasonable change in the key assumptions on which the projections of results of each entity or fiscal group and the estimation of the reversal of the different temporary differences are based.
In relation to Spain, the sensitivity analysis has consisted of adjusting 50 basis points for growth (gross domestic product) and adjusting 50 basis points for inflation. Following the sensitivity analysis performed, the Group estimate that the maximum recovery period of the deferred tax assets recognized as of 31 December 2021 would be 15 years.
Relevant information is set forth below for the main countries which have recognised deferred tax assets:
Spain
The deferred tax assets recognised at the Consolidated Tax Group total EUR 9,954 million, of which EUR 7,420 million were for monetizable temporary differences with the right to conversion into a credit against the Public Finance, EUR 1,902 million for other temporary differences and EUR 632 million for tax losses and credits.
The Group estimates that the recognised deferred tax assets for temporary differences will be recovered in a maximum period of 15 years. This period would also apply to the recovery of the recognised tax loss and tax credit carryforwards.
Brazil
The deferred tax assets recognised in Brazil total EUR 5,204 million, of which EUR 2,909 million were for monetizable temporary differences, EUR 1,984 million for other temporary differences and EUR 311 million for tax losses and credits.
Grupo Santander estimates that the recognised deferred tax assets for temporary differences, tax losses and credits will be recovered in approximately 10 years.
United States
The deferred tax assets recognised in the United States total EUR 1,503 million, of which EUR 1,215 million were for temporary differences and EUR 288 million for tax losses and credits. The Group estimates that the recognised deferred tax assets for temporary differences, tax losses and credits will be recovered in a period of 15 years.
The changes in Tax assets - Deferred and Tax liabilities - Deferred in the last three years were as follows:

EUR million
	Balances at 31 December 2020	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Acquisition for the year (net)	Balances at 31 December 2021
Deferred tax assets	19,246	(209)	193	209	1	19,440
Tax losses and tax credits	1,093	129	28	—	—	1,250
Temporary differences	18,153	(338)	165	209	1	18,190
Of which monetizable	10,721	(273)	25	—	—	10,473
Deferred tax liabilities	(5,933)	(886)	(170)	528	(1)	(6,462)
Temporary differences	(5,933)	(886)	(170)	528	(1)	(6,462)
	13,313	(1,095)	23	737	0	12,978

EUR million
	Balance at 31 December 2019	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Acquisition for the year (net)	Balance at 31 December 2020
Deferred tax assets	22,758	(1,016)	(2,465)	38	(69)	19,246
Tax losses and tax credits	3,427	(2,065)	(266)	—	(3)	1,093
Temporary differences	19,331	1,049	(2,199)	38	(66)	18,153
Of which monetizable	11,233	613	(1,125)	—	—	10,721
Deferred tax liabilities	(6,522)	(402)	851	156	(16)	(5,933)
Temporary differences	(6,522)	(402)	851	156	(16)	(5,933)
	16,236	(1,418)	(1,614)	194	(85)	13,313

EUR million
	Balances at 31 December 2018	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Acquisition for the year (net)	Balance at 31 December 2019
Deferred tax assets	23,258	215	(610)	(92)	(13)	22,758
Tax losses and tax credits	4,276	(301)	(548)	—	—	3,427
Temporary differences	18,982	516	(62)	(92)	(13)	19,331
Of which monetizable	10,866	427	(60)	—	—	11,233
Deferred tax liabilities	(5,568)	(680)	92	(366)	0	(6,522)
Temporary differences	(5,568)	(680)	92	(366)	—	(6,522)
	17,690	(465)	(518)	(458)	(13)	16,236
Also, the Group did not recognise deferred tax assets relating to tax losses and deductions and other incentives amounting to approximately EUR 9,800 million, the use of which EUR 375 million is subject, among other requirements, to time limits.
f) Tax reforms
The following significant tax reforms were approved in 2021 and previous years:
In Spain, Royal Decree-Law 3-2016 was approved in December 2016, which meant the reduction of the limits for the integration of deferred monetizable tax assets and for the set-off of negative tax bases and deductions in order to avoid double taxation as well as the compulsory impairment reversion for deductible participations in previous years in five years, and the non deductibility of the losses generated from the transmission of participations. In 2020 the General State Budget Law for 2021 established, among other tax measures, the non deductibility in Corporation Tax of management fees on participations whose dividends or capital gains are exempt, determining the amount of these expenses as a 5% of the dividends or capital gains. Likewise in 2021 the General State Budget Law for 2022 was approved. This law establishes a minimum effective tax rate of 15% (18% for financial entities) on Corporation Tax base.
In the United Kingdom, in March 2021 it was announced that the main Corporation Tax rate will increase from 1 April 2023 to 25% from 19%. This increase was enacted in Finance Act 2021.
In Brazil, the Constitutional Amendment 103/19 was adopted on 12 November 2019, modifying the social security system, including, among other measures, an increase in the CSLL tax rate for banks from 15% to 20%, effective 1 March 2020. This increase lifted the aggregate tax rate -sum of CSLL and the corporate income tax (Imposto de Renda Pessoa Jurídica; IRPJ)- for banks from 40% to 45%. In addition, in 2021, the provisional measure (Medida Provisoria) 1,034/2021, temporarily increases, from 1 July 2021 to 31 December 2021, the rate of a Social Contribution on the Net Income (CSLL) of the banks to 25% from 20%, and for other financial institutions to 20% from 15%, being the joint taxation for banks 50% (25% IR and 25% CSLL), and 45% for other financial institutions. In the IOF (Tax on financial operations) on credit operations, as of 1 January 2021 the rate of 0,38% (0% for part of 2020) is reinstated, and for settled transactions from 20 September to 31 December 2021, a temporary increase in the IOF rates applicable for credit transactions was approved (annual rate 1.5%% to 2.04%% for legal persons and 3% to 4.8% for natural persons).
In Argentina, Law n.º 27630 (BOE of 16 June 2021) amended, with retroactive effect to 1 January 2021, the rate applicable to the Corporate Income Tax, establishing a progressive rate scale which for Banco Santander Río S.A. represents an increase from 30% to 35%. In addition, the 7% withholding on dividend distribution is maintained (however, the distribution of pre-2018 reserves is not subject to withholding tax). In addition, during the first quarter of the year, there was an increase in the tax on gross income to financial institutions in both, the City of Buenos Aires (from 7% to 8%) and the Province of Buenos Aires (from 7% to 9%). Additionally, the adjustment for tax inflation that was to be applied on a transitional basis in 1/3 of 2019, has been lowered to 1/6 in 2019, with the rest being deferred over the next five years
On 27 November 2019 entered into force the Protocol amending the Convention between the United States of America and the kingdom of Spain for the Avoidance of Double Taxation (DTT). The revision of the Convention introduces substantial reductions in the withholding rates that apply to different types of income, highlighting the reduction of the withholding rate on dividends to 5% for shareholdings of more than 10%, the elimination of withholding for shareholdings greater than 80% and elimination of withholding at source on interests and royalties. Build Back Better Act, approved in the House of Representatives on November 19, 2021, includes significant tax increases and measures impacting large corporations and other high-income taxpayers, such as the introduction of a 15% Minimum Tax on Financial Statement Pre-Tax Book Income, changes to the Base Erosion Anti-Abuse Tax and a new excise tax on Share Buy-Backs. Build Back Better Act is pending to be passed by the Senate
In Chile, Law n.º 21,210 on modernization of Chilean tax law was enacted in 2020. It includes several modifications to different tax laws in force in Chile. Among the aspects included, it is worth highlighting the substitute tax that on a temporary basis until 30 April 2022 allows taxing at 30% (instead of the generally applicable 35%) with a credit of the first category tax paid, the tax profits generated up to the 31 December 2016, reducing the fiscal cost of its distribution and other measures about asset depreciation and indirect taxes.
On 22 December 2021, the European Commission has proposed a Directive ensuring a minimum effective tax rate for the global activities of large multinational groups. The proposal follows closely the OECD/G20 Inclusive Framework on Base Erosion and Profit Shifting and sets out how the principles of the 15% effective tax rate – agreed by 137 countries – will be applied in practice within the European Union (EU). It includes a common set of rules (GloBe Rules) on how to calculate this effective tax rate, so that it is properly and consistently applied across the EU.
g) Other information
In compliance with the disclosure requirement established in the listing rules instrument 2005 published by the UK Financial Conduct Authority, it is hereby stated that shareholders of the Bank resident in the United Kingdom will be entitled to a tax credit for taxes paid abroad in respect of withholdings that the Bank has to pay on the dividends to be paid to such shareholders if the total income of the dividend exceeds the amount of exempt dividends of GBP 2,000 for the year 2021/22. The shareholders of the Bank resident in the United Kingdom who hold their ownership interest in the Bank through Santander Nominee Service will be informed directly of the amount thus withheld and of any other data they may require to complete their tax returns in the United Kingdom. The other shareholders of the Bank resident in the United Kingdom should contact their bank or securities broker.
Banco Santander, S.A., is part of the Large Business Forum and has adhered since 2010 to the Code of Good Tax Practices in Spain. Also Santander UK is a member of the HMRC’s Code of Practice on Taxation in the United Kingdom, actively participating in both cases in the cooperative compliance programs being developed by these Tax Administrations.